BBH Money Market Fund
Class R Shares (“BBMXX”)
Class I Shares (“BBSXX”)

SUPPLEMENT DATED MARCH 3, 2010
TO THE PROSPECTUS DATED OCTOBER 31, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective March 6, 2010, the following replaces the first sentence of the third paragraph of the section entitled “Purchase of Shares” in the Prospectus on page 13.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through ALPS Fund Services, Inc. (the “Transfer Agent”), at P.O. Box 46094, Denver, CO 80201.